CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
Exhibit 10.5
SIXTH AMENDMENT TO AMENDED AND RESTATED LEASE
1000 WEBWARD LLC, a Delaware limited liability company (“Landlord”), and ROCKET MORTGAGE, LLC, a Michigan limited liability company (formerly known as Quicken Loans, LLC, successor-by-conversion to Quicken Loans Inc.) (“Tenant”), enter into this Sixth Amendment to Amended and Restated Lease (this “Amendment”) dated June 14, 2024, but effective as of May 1, 2024 (the “Effective Date”).
R E C I T A L S
A.    Landlord and Tenant entered into an Amended and Restated Lease dated December 31, 2014 (the “Original Lease”), as amended by a First Amendment to Amended and Restated Lease dated May 1, 2017 (the “First Amendment”), a Second Amendment to Amended and Restated Lease dated as of December 17, 2018 (the “Second Amendment”), a Letter Agreement dated June 30, 2019 (the “2019 Letter Agreement”), a Third Amendment to Amended and Restated Lease dated as of July 16, 2021 (the “Third Amendment”), a Fourth Amendment to Amended and Restated Lease dated July 31, 2022 (the “Fourth Amendment”), and a Fifth Amendment to Amended and Restated Lease dated December 12, 2022 (the “Fifth Amendment”), with respect to certain premises (the “Current Premises”) more particularly described in the Lease (as defined below) in the building having a US Postal Service Address and an emergency response address of One Campus Martius Detroit, Michigan 48226 (the “Building”). The Original Lease, as amended by the First Amendment, Second Amendment, 2019 Letter Agreement, Third Amendment, Fourth Amendment and Fifth Amendment, is the “Lease”. The Lease, as amended by this Amendment, is the “Amended Lease”.
B.    Landlord and Tenant desire to further amend the Lease as more particularly set forth herein.
C.    Capitalized terms used but not defined herein have the same meaning ascribed to such terms in the Lease.
NOW, THEREFORE, in consideration of the covenants and conditions set forth in this Amendment and in the Lease, the receipt and sufficiency of which are acknowledged, Landlord and Tenant covenant, promise and agree that the Lease is amended as follows:
1.Recitals. The recital clauses set forth above are incorporated by reference in this Amendment.

SIXTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE LLC

2.Expansion Space.
(a)Landlord leases to Tenant and Tenant leases from Landlord certain space consisting of approximately 51,204 rentable square feet of space commonly referred to as Suite 400 on the fourth (4th) floor of the Building, as more particularly shown on Exhibit “A” attached hereto (the “Fourth Floor Expansion Premises”), subject to and in accordance with the terms and conditions of this Amendment. The term of the Lease for the Fourth Floor Expansion Premises will commence on May 1, 2024 (the “Fourth Floor Expansion Premises Commencement Date”) and end on April 30, 2027, subject to Paragraph 7.
(b)Landlord leases to Tenant and Tenant leases from Landlord certain space consisting of approximately 68,122 rentable square feet of space commonly referred to as Suite 1400 on the fourteenth (14th) floor of the Building, as more particularly shown on Exhibit “B” attached hereto (the “Fourteenth Floor Expansion Premises”), subject to and in accordance with the terms and conditions of this Amendment. The term of the Lease for the Fourteenth Floor Expansion Premises will commence on January 1, 2025 (the “Fourteenth Floor Expansion Premises Commencement Date”) and will end on December 31, 2028, such that it will be coterminous with the term of the Lease for the Current Premises. The Current Premises, together with the Fourth Floor Expansion Premises and the Fourteenth Floor Expansion Premises are collectively referred to in this Amendment as the “Premises”.
(c)The parties acknowledge that: (i) during the period commencing on the Fourth Floor Expansion Premises Commencement Date and continuing until the Fourteenth Floor Expansion Premises Commencement Date, the total area of the entire Premises under the Lease will be approximately 556,739 rentable square feet; (ii) during the period commencing on the Fourteenth Floor Expansion Premises Commencement Date and continuing through the Fifth Amendment Expansion Premises Expiration Date (as defined in the Fifth Amendment), the total area of the entire Premises under the Lease will be approximately 624,861 rentable square feet; and (iii) after the Fifth Amendment Expansion Premises Expiration Date, the total area of the entire Premises under the Lease will be approximately 621,695 rentable square feet. If Tenant does not exercise the Fourth Floor Expansion Premises Extension Option (as defined in Paragraph 7), after April 30, 2027, the total area of the entire Premises under the Lease will be approximately 570,491 rentable square feet.
3.Basic Rental.
(a)Tenant will continue to pay Basic Rental for the Current Premises in the same manner and amounts as set forth in the Lease.
(b)Upon the Fourth Floor Expansion Premises Commencement Date, Tenant will commence paying Basic Rental for the Fourth Floor Expansion Premises as follows, the same to be paid at the same time and in the same manner as the Basic Rental is payable by Tenant to Landlord for the Current Premises under the Lease:

SIXTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE LLC

Basic Rental Payment Period	Annual Basic Rental Per Rentable Square Foot	Annual Total	Monthly Basic Rental
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
*If Tenant elects to exercise the Fourth Floor Expansion Premises Extension Option.
**Annualized amount.
(c)Upon the Fourteenth Floor Expansion Premises Commencement Date, Tenant will commence paying Basic Rental for the Fourteenth Floor Expansion Premises as follows, the same to be paid at the same time and in the same manner as the Basic Rental is payable by Tenant to Landlord for the Current Premises under the Lease:

Basic Rental Payment Period	Annual Basic Rental Per Rentable Square Foot	Annual Total	Monthly Basic Rental
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
4.Additional Rent.

SIXTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE LLC

(a)Tenant will continue to pay all additional rent and other charges set forth in the Lease for the Current Premises (including, without limitation, Tenant's Share for the Infill Premises of Excess Expenses over the Infill Premises Base Expenses, Tenant's Share for the Infill Premises of Excess Taxes over the Infill Premises Base Taxes, Tenant's Share for the Existing Premises of Excess Expenses over the Existing Premises Base Expenses, Tenant's Share for the Existing Premises of Excess Taxes over the Existing Premises Base Taxes, and the Security Fee) throughout the Term in the same manner as set forth in the Lease. Nothing contained in this Amendment will in any way modify or amend any such amounts payable for the Current Premises.
(b)Upon the Fourth Floor Expansion Premises Commencement Date, Tenant will commence paying additional rent and other charges set forth in the Lease (including, without limitation, Tenant’s Share of Excess Expenses and Excess Taxes) for the Fourth Floor Expansion Premises in the same manner as set forth in the Lease, except as set forth below. Notwithstanding the foregoing, with respect to only the Fourth Floor Expansion Premises: (i) Base Expenses as defined in Lease Section 1(i) will mean the actual Expenses for the 2024 calendar year that are paid or incurred by Landlord (the “Fourth Floor Expansion Premises Base Expenses”); (ii) Base Taxes as defined in Lease Section 1(j) will mean the Taxes for the 2024 calendar year (the 2024 Summer Taxes due July 1st and the 2024 Winter Taxes due December 1st) which are due, owing and paid by Landlord (the “Fourth Floor Expansion Premises Base Taxes”); (iii) Tenant's Share as described in Lease Sections 1(k) and 5(a)(vii) will mean 5.58%; (iv) Excess Expenses will mean the total dollar increase in Expenses, if any, which are paid or incurred by Landlord in the respective calendar year, over the Fourth Floor Expansion Premises Base Expenses; and (v) Excess Taxes will mean the total dollar increase in Taxes, if any, which are paid by Landlord with respect to the applicable calendar year, over the Fourth Floor Expansion Premises Base Taxes.
Notwithstanding anything contained in this Amendment to the contrary, for purposes of calculating amounts due as Tenant's Share of Excess Expenses with respect to the Fourth Floor Expansion Premises, the Controllable Expenses (as defined below) allocated to the Original Office Building for any calendar year following calendar year 2024 will not exceed the Cap (as defined below) on a cumulative basis. The “Cap” for the calendar year 2025 will be [***] of the Controllable Expenses allocated to the Original Office Building for calendar year 2024, and the Cap for each calendar year thereafter will be [***] of the Cap for the highest amount of Controllable Expenses included in Expenses and allocated to the Original Office Building for any preceding calendar year of the Term. The term “Controllable Expenses” will mean all Expenses allocated to the Original Office Building other than those Expenses attributable to snow and ice removal and salting, landscaping, utilities, taxes, insurance, security, costs subject to government regulation (such as minimum wages), and all costs incurred to comply with new or revised federal or state laws, municipal or county ordinances or codes or regulations promulgated under any of the same.

SIXTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE LLC

(c)Upon the Fourteenth Floor Expansion Premises Commencement Date, Tenant will commence paying additional rent and other charges set forth in the Lease (including, without limitation, Tenant’s Share of Excess Expenses and Excess Taxes) for the Fourteenth Floor Expansion Premises in the same manner as set forth in the Lease, except as set forth below. Notwithstanding the foregoing, with respect to only the Fourteenth Floor Expansion Premises: (i) Base Expenses as defined in Lease Section 1(i) will mean the actual Expenses for the 2025 calendar year that are paid or incurred by Landlord (the “Fourteenth Floor Expansion Premises Base Expenses”); (ii) Base Taxes as defined in Lease Section 1(j) will mean the Taxes for the 2025 calendar year (the 2025 Summer Taxes due July 1st and the 2025 Winter Taxes due December 1st) which are due, owing and paid by Landlord (the “Fourteenth Floor Expansion Premises Base Taxes”); (iii) Tenant's Share as described in Lease Sections 1(k) and 5(a)(vii) will mean 7.42%; (iv) Excess Expenses will mean the total dollar increase in Expenses, if any, which are paid or incurred by Landlord in the respective calendar year, over the Fourteenth Floor Expansion Premises Base Expenses; and (v) Excess Taxes will mean the total dollar increase in Taxes, if any, which are paid by Landlord with respect to the applicable calendar year, over the Fourteenth Floor Expansion Premises Base Taxes.
Notwithstanding anything contained in this Amendment to the contrary, for purposes of calculating amounts due as Tenant's Share of Excess Expenses with respect to the Fourteenth Floor Expansion Premises, the Controllable Expenses (as defined below) allocated to the Original Office Building for any calendar year following calendar year 2025 will not exceed the Cap (as defined below) on a cumulative basis. The “Cap” for the calendar year 2026 will be [***] of the Controllable Expenses allocated to the Original Office Building for calendar year 2025, and the Cap for each calendar year thereafter will be [***] of the Cap for the highest amount of Controllable Expenses included in Expenses and allocated to the Original Office Building for any preceding calendar year of the Term. The term “Controllable Expenses” will mean all Expenses allocated to the Original Office Building other than those Expenses attributable to snow and ice removal and salting, landscaping, utilities, taxes, insurance, security, costs subject to government regulation (such as minimum wages), and all costs incurred to comply with new or revised federal or state laws, municipal or county ordinances or codes or regulations promulgated under any of the same.
(d)For purposes of Landlord’s allocation obligations as to Expenses and Taxes under Paragraph 6(c) of the Third Amendment, the Fourth Floor Expansion Premises and the Fourteenth Floor Expansion Premises are a part of the Original Office Building.
5.Security Fee.
(a)    In addition to the amounts set forth above, upon the Fourth Floor Expansion Premises Commencement Date, Tenant must commence paying for the Fourth Floor Expansion Premises a monthly fee for security services to be provided in

SIXTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE LLC

accordance with Exhibit G of the Lease, which fee will be paid in the same manner and at the same time as Tenant pays Basic Rental. Such monthly fee will be calculated by multiplying the rentable square footage of the Fourth Floor Expansion Premises by the per rentable square foot per annum Security Fee then payable by Tenant with respect to the space described in the Lease as the Existing Premises (as such rate may escalate from time to time) and dividing the product thereof by twelve (12).
(b)     In addition to the amounts set forth above, upon the Fourteenth Floor Expansion Premises Commencement Date, Tenant must commence paying for the Fourteenth Floor Expansion Premises a monthly fee for security services to be provided in accordance with Exhibit G of the Lease, which fee will be paid in the same manner and at the same time as Tenant pays Basic Rental. Such monthly fee will be calculated by multiplying the rentable square footage of the Fourteenth Floor Expansion Premises by the per rentable square foot per annum Security Fee then payable by Tenant with respect to the space described in the Lease as the Existing Premises (as such rate may escalate from time to time) and dividing the product thereof by twelve (12).
6.As-Is Condition.
(a)Tenant will accept the Fourteenth Floor Expansion Premises and the Fourth Floor Expansion Premises in their current “as-is” condition with no work of any kind whatsoever to be performed by Landlord in the Fourteenth Floor Expansion Premises or the Fourth Floor Expansion Premises. Tenant will be responsible for any desired alterations to the Fourteenth Floor Expansion Premises and the Fourth Floor Expansion Premises and such alterations will be at Tenant’s sole cost and expense. Tenant will be responsible, at its sole cost and expense, for furnishing the Fourteenth Floor Expansion Premises and the Fourth Floor Expansion Premises with furniture, fixtures and equipment which are necessary or desirable for Tenant to operate its business from the Fourteenth Floor Expansion Premises and the Fourth Floor Expansion Premises. At Tenant’s sole cost and expense, Tenant will provide all work of whatsoever nature which is required for the construction and operation of the Fourth Floor Expansion Premises and the Fourteenth Floor Expansion Premises pursuant to Section 8 of the Original Lease including, but not limited to, all necessary capital improvements and all furniture, furnishings, fixtures, equipment, telephone and data cabling and other similar non-construction items (collectively, the “Sixth Amendment Tenant’s Work”). Notwithstanding anything contained in this Amendment to the contrary, subject to the rights of the current subtenant of the Fourteenth Floor Expansion Premises, Tenant will have the right to commence the Sixth Amendment Tenant’s Work within the Fourteenth Floor Expansion Premises prior to the Fourteenth Floor Expansion Premises Commencement Date and to the extent that this Sixth Amendment Tenant’s Work is Substantially Completed prior to the Fourteenth Floor Expansion Premises Commencement Date, Tenant may submit the Sixth Amendment Payment Request for

SIXTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE LLC

the Sixth Amendment Tenant Improvement Allowance to Landlord, subject to and in accordance with Paragraph 6(c) below.
(b)In consideration of Tenant performing the Sixth Amendment Tenant’s Work and provided that Tenant is not in default under the Lease (beyond all applicable notice and grace and/or cure periods set forth therein), Tenant will be entitled to a tenant improvement allowance for improvement costs actually incurred by Tenant up to [***] (collectively, the “Sixth Amendment Tenant Improvement Allowance”) pursuant to the terms of this Paragraph 6. Notwithstanding the foregoing, the Sixth Amendment Tenant Improvement Allowance will be applicable to all costs, expenses and fees that are incurred in connection with the Sixth Amendment Tenant’s Work whether completed with respect to the Fourteenth Floor Expansion Premises or the Fourth Floor Expansion Premises.
(c)The Sixth Amendment Tenant Improvement Allowance will be paid to Tenant (to the extent necessary to reimburse Tenant for all costs, expenses and fees incurred by Tenant to perform the Sixth Amendment Tenant’s Work) within thirty (30) days after the Sixth Amendment Tenant’s Work is Substantially Complete (as defined below) and Landlord has received the Sixth Amendment Payment Request (as defined below) and all Sixth Amendment Improvement Documentation (as defined below). After the Sixth Amendment Tenant’s Work is Substantially Complete, Tenant will submit to Landlord a request in writing (the “Sixth Amendment Payment Request”) for the Sixth Amendment Tenant Improvement Allowance, which written request will include: (i) a breakdown of Tenant's final and total construction costs, together with receipted invoices showing payment thereof, (ii) a certified, written statement from Tenant's designer, if any, that all of the Sixth Amendment Tenant’s Work has been completed in accordance with the approved plans therefor, (iii) all supporting final lien waivers and releases executed by Tenant's designer, if any, and the general contractor and all subcontractors and suppliers, if any, in connection with the Sixth Amendment Tenant’s Work, and (iv) a copy of the application for a certificate of occupancy, temporary or permanent, or an amended certificate of occupancy required with respect to the Fourth Floor Expansion Premises and Fourteenth Floor Expansion Premises, respectively, together with all licenses, certificates, permits and other governmental authorizations necessary in connection with the Sixth Amendment Tenant’s Work and operation of Tenant's business from the Fourth Floor Expansion Premises and the Fourteenth Floor Expansion Premises, if any (collectively, the “Sixth Amendment Improvement Documentation”). Notwithstanding anything contained in the Amended Lease to the contrary, upon the request of Tenant, Landlord may, in Landlord’s sole discretion and at Landlord’s sole election, waive Tenant’s obligation to deliver any one or more of the foregoing items of the Sixth Amendment Improvement Documentation. Upon Landlord's receipt of the Sixth Amendment Improvement Documentation, Landlord will pay the applicable portion of the Sixth Amendment Tenant Improvement Allowance to Tenant within thirty (30) days thereafter, unless Landlord notifies Tenant, in writing, of its rejection (and reason therefor) of any or all of the Sixth Amendment Payment Request, and if so, upon reasonable satisfaction of the objections, Landlord will pay any

SIXTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE LLC

remaining portion of the Sixth Amendment Tenant Improvement Allowance due to Tenant within ten (10) business days thereafter. The Sixth Amendment Tenant’s Work will be deemed “Substantially Complete” for purposes of this Amendment when Tenant has received a certificate of occupancy or temporary certificate of occupancy from, or is otherwise permitted to use the Fourth Floor Expansion Premises and Fourteenth Floor Expansion Premises, respectively, by the local governmental authorities.
(d)Notwithstanding any other provisions of this Paragraph 6 to the contrary, Tenant will not be obligated to make any improvements to the Current Premises or the Fourth Floor Expansion Premises or the Fourteenth Floor Expansion Premises other than those encompassed within the Sixth Amendment Tenant's Work. Tenant will be solely responsible for the cost of all improvements to or for the Sixth Amendment Tenant's Work that exceed the Sixth Amendment Tenant Improvement Allowance.
(e)Notwithstanding anything contained in this Amendment to the contrary, if Tenant has not satisfied all conditions for disbursement of the entire Sixth Amendment Tenant Improvement Allowance on or before the date that is the later to occur of (i) twelve (12) months after the Fourteenth Floor Expansion Premises Commencement Date and (ii) April 30, 2026 (the “Allowance Expiration Date”), Tenant will have no further rights to any undisbursed portion of the Sixth Amendment Tenant Improvement Allowance. Any portion of the Sixth Amendment Tenant Improvement Allowance as to which all conditions for disbursement have not been satisfied after the Allowance Expiration Date will belong to Landlord.
(f)Notwithstanding anything contained in the Amended Lease to the contrary, Landlord will make available to Tenant any undisbursed improvement allowances provided by Landlord to Tenant under the Lease (whether for improvements or refurbishments of the Premises) including, but not limited to, any undisbursed portion of the Sixth Amendment Tenant Improvement Allowance after the completion of the Sixth Amendment Tenant Work for use by Tenant to improve and/or refurbish the Premises, subject to the terms and conditions for disbursement of the same set forth in the Lease other than the outside date for use of the same. If Tenant has not used the remaining balance of such prior undisbursed improvement allowances on or before April 30, 2026, then Tenant will have no further rights to any undisbursed portion of such prior undisbursed improvement allowances.
(g)Notwithstanding anything contained in the Amended Lease to the contrary, upon the request of Tenant, Landlord may, in Landlord’s sole discretion and at Landlord’s sole election, waive Tenant’s obligation to satisfy any one or more of the requirements for the disbursement of any remaining undisbursed improvement allowances under the Amended Lease.
7.Fourth Floor Expansion Premises Extension Option.

SIXTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE LLC

(a)Tenant may extend the term of the Amended Lease with respect to only the Fourth Floor Expansion Premises through December 31, 2028, such that the term for the Fourth Floor Expansion Premises will be coterminous with the term for the Current Premises (the period commencing on May 1, 2027, and continuing through December 31, 2028, is the “Fourth Floor Expansion Premises Option Period”), by delivering written notice of the exercise of such right to Landlord not later than July 31, 2026. The Fourth Floor Expansion Premises Option Period will be on the same terms, covenants, and conditions of the Amended Lease, except that the Basic Rental payable for the Fourth Floor Expansion Premises Option Period will be as set forth in Paragraph 3(b).
(b)Landlord will have no obligation to perform any work or perform any special services with respect to the Fourth Floor Expansion Premises (or any other portion of the Premises) in connection with the extension of the term of the Amended Lease to include such Fourth Floor Expansion Premises Option Period, which Tenant will accept in its then “as is” condition (except for Landlord’s ongoing repair, replacement, maintenance, service and other obligations set forth in the Amended Lease).
(c)Tenant’s rights under this Paragraph 7 will terminate, at Landlord’s option, if (i) an Event of Default exists as of the date of Tenant’s exercise of its rights under this Paragraph 7, (ii) the Amended Lease or Tenant’s right to possession of any portion of the Premises is terminated, or (iii) Tenant assigns its interest in the Amended Lease or sublets any portion of the Premises, other than pursuant to an assignment or sublease that does not require Landlord’s consent under the Amended Lease.
8.Parking.
(a)Notwithstanding anything contained in Section 35 of the Lease to the contrary, commencing on the Fourth Floor Expansion Premises Commencement Date, Landlord will provide to Tenant for use by Tenant and its employees and team members and the employees and team members of Tenant’s affiliates one hundred twelve (112) parking spaces (collectively, the “Fourth Floor Expansion Premises Tenant Parking Spaces”), the locations of which will be allocated as follows: (i) eleven (11) of the Fourth Floor Expansion Premises Tenant Parking Spaces will be reserved parking spaces as reasonably designated by Landlord on Level B1 of the underground parking area of the Building, (ii) twenty-three (23) of the Fourth Floor Expansion Premises Tenant Parking Spaces will be non-reserved parking spaces on Levels B1 and/or B2 of the underground parking area of the Building, (iii) forty-five (45) of the Fourth Floor Expansion Premises Tenant Parking Spaces will be located within the parking structure attached to the Building, and (iv) thirty-three (33) of the Fourth Floor Expansion Premises Tenant Parking Spaces will be located in parking facilities or lots that are no farther from the Building than four-tenths (0.4) of a mile. The rental rate for each Fourth Floor Expansion Premises Tenant Parking Space is initially [***] per month, but such monthly amount will increase on each anniversary of the Fourth Floor

SIXTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE LLC

Expansion Premises Commencement Date by [***] per each such Fourth Floor Expansion Premises Tenant Parking Space.
(b)Notwithstanding anything contained in Section 35 of the Lease to the contrary, commencing on the Fourteenth Floor Expansion Premises Commencement Date, Landlord will provide to Tenant for use by Tenant and its employees and team members and the employees and team members of Tenant’s affiliates one hundred eighty-six (186) parking spaces (collectively, the “Fourteenth Floor Expansion Premises Tenant Parking Spaces”), the locations of which will be allocated as follows: (i) nineteen (19) of the Fourteenth Floor Expansion Premises Tenant Parking Spaces will be reserved parking spaces as reasonably designated by Landlord on Level B1 of the underground parking area of the Building, (ii) thirty-seven (37) of the Fourteenth Floor Expansion Premises Tenant Parking Spaces will be non-reserved parking spaces on Levels B1 and/or B2 of the underground parking area of the Building, (iii) seventy-five (75) of the Fourteenth Floor Expansion Premises Tenant Parking Spaces will be located within the parking structure attached to the Building, and (iv) fifty-five (55) of the Fourteenth Floor Expansion Premises Tenant Parking Spaces will be located in parking facilities or lots that are no farther from the Building than four-tenths (0.4) of a mile. The rental rate for each of the Fourteenth Floor Expansion Premises Tenant Parking Spaces is initially [***] per month, but such monthly amount will increase on each anniversary of the Fourteenth Floor Expansion Premises Commencement Date by [***] per each such Fourteenth Floor Expansion Premises Tenant Parking Space.
(c)Notwithstanding anything contained in the Lease to the contrary, Landlord may not reduce the number of Tenant Parking Spaces provided to Tenant under the Lease, and Landlord may not otherwise relocate such Tenant Parking Spaces to a location other than within the underground parking area of the Building or the parking structure attached to the Building, without Tenant’s prior written approval, which approval Tenant may withhold in its sole and absolute discretion.
9.Alterations. Notwithstanding anything contained in the Lease to the contrary, if Tenant performs any alterations, additions or improvements (collectively, the “Alterations”) to or of the Premises (or any part of the Premises), including, without limitation, the Sixth Amendment Tenant’s Work contemplated by this Amendment, after the Effective Date, and if the total actual cost of the Alterations performed after the Effective Date is equal to or more [***] per rentable square foot of the Premises, then Tenant must pay to Landlord an oversight fee (the “Oversight Fee”) calculated as follows: [***]. For the avoidance of doubt, if the total actual cost of the Alterations is equal to or less than [***] per rentable square foot of the Premises, then Tenant is not required to pay an Oversight Fee to Landlord. The reference to the phrase “the total actual cost of the Alterations” in this Paragraph 9 means the total actual hard and soft costs incurred in connection with the Alterations. As used in this Paragraph 9, “hard costs” are costs that directly relate to materials, labor or the physical performance of the

SIXTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE LLC

Alterations, and “soft costs” are the fees and costs which are charged by the contractors, architects and engineers with respect to the Alterations.
10.OCM Facilities. Landlord will make the day care center and fitness center located in the Building available to Tenant's employees for a fee to be established by Landlord from time to time.
11.Notices. Tenant’s Address, as set forth in Section 1(n) of the Original Lease, is deleted in its entirety and replaced with the following:
(n) Tenant’s Address:    Rocket Mortgage, LLC
1050 Woodward Avenue
Detroit, Michigan 48226
Attn: General Counsel
E-mail: [***]

with a copy to:

RKT Holdings, LLC
1050 Woodward Avenue
Detroit, Michigan 48226
Attn: Legal-Real Estate
E-mail: [***]

12.Brokerage Commissions. Landlord and Tenant represent and warrant each to the other that they have not dealt with any real estate broker in connection with the negotiation or execution of this Amendment other than Bedrock Management Services LLC (“Broker”), whose commission, if any, will be paid by Landlord pursuant to a separate written agreement between Landlord and Broker. If either party breaches the foregoing representation and warranty, it will indemnify the other party against all costs, expenses, reasonable attorneys' fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the breaching party.
13.Ratification. Tenant and Landlord each ratifies and confirms its respective obligations under the Lease, and represents and warrants to each other that it has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereof, the Lease is and remains in good standing and in full force and effect, and Tenant does not have any claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.
14.Binding Effect; Conflicts; Governing Law; Venue; Captions; Covenants. Except as modified by this Amendment, the Lease remains in full effect and this Amendment is binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this

SIXTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE LLC

Amendment and the terms of the Lease, the terms of this Amendment will prevail. The Amended Lease is governed by and construed in accordance with the laws of the State of Michigan. The parties consent to the exclusive jurisdiction of the courts (state and federal) located within Wayne County in the State of Michigan in connection with any dispute arising under the Amended Lease. The captions and headings used throughout this Amendment are for convenience of reference only and do not affect the interpretation of this Amendment. The parties intend that the obligations of Tenant under the Amended Lease will be separate and independent covenants and agreements from the covenants and agreements of Landlord, and will continue unaffected unless such obligations have been modified or terminated pursuant to an express provision of the Amended Lease.
15.Counterparts and Amendment Execution. This Amendment may be executed in any number of counterparts and may be signed and/or transmitted by facsimile, electronic mail of a .pdf document, or electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and each of which will be deemed to be an original, and all of which together will be deemed to be one and the same instrument. To the extent a party signs this Amendment using electronic signature technology, by clicking “SIGN” (or similar election), such party is signing this Amendment electronically, and the electronic signature(s) appearing on this Amendment will be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures. Each of Landlord and Tenant intends to be bound by electronically generated signatures and/or by signature(s) on the facsimile or electronically imaged document, is aware that the other party will rely on such signature(s), and hereby waives any defenses to the enforcement of the terms of this Amendment based on the form of signature(s).
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURES APPEAR ON FOLLOWING PAGE]

SIXTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE LLC

[SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND RESTATED LEASE BETWEEN 1000 WEBWARD LLC AND ROCKET MORTGAGE, LLC]
The parties hereto have executed this Sixth Amendment to Amended and Restated Lease as of the date first set forth above.
“LANDLORD”
                        1000 WEBWARD LLC,
a Delaware limited liability company

                        By:     /s/ Kofi Bonner

                        Name:     Kofi Bonner

    Its: Authorized Representative

                        “TENANT”

ROCKET MORTGAGE, LLC,
a Michigan limited liability company

                        By:     /s/ Amy Bishop

                        Name: Amy Bishop

Its:     Executive Vice President, General Counsel and Secretary

SIXTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE LLC

Exhibit “A”
FOURTH FLOOR EXPANSION PREMISES
Exhibit “A”
SIXTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE, LLC

Exhibit “B”
FOURTEENTH FLOOR EXPANSION PREMISES

N
GRATIOT AVE
FARMER ST
WOODWARD AVE
MONROE ST
WOODWARD AVE
FLOOR PLAN NOT TO SCALE

EXPANSION PREMISES	
Building Name	One Campus Martius
Building Address	1000 Woodward Ave., Detroit, MI 48226
Floor #	14th Floor
Suite #	Suite 1400
Square Footage	68,122 R.S.F.

Exhibit “B”
SIXTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE, LLC